The Glenmede Fund, Inc.

The Glenmede Portfolios

High Yield Municipal Portfolio (GHYMX) (the “Portfolio”)

Supplement dated June 28, 2019 to the Prospectus and

Statement of Additional Information (“SAI”), each dated February 28, 2019

On or about July 1, 2019, Capital Guardian Trust Company, the sub-adviser to the Portfolio, will merge into Capital International, Inc. (“Capital International”), and Capital International will assume all rights, obligations and responsibilities of Capital Guardian Trust Company under the Portfolio’s Sub-Investment Advisory Agreement. Upon the completion of the merger, the same personnel currently responsible for the sub-investment advisory services provided to the Portfolio will continue to provide such services to the Portfolio; the level and nature of the sub-investment advisory services provided with respect to the Portfolio will remain the same; and the rate of the fees paid by Glenmede Investment Management LP for those services will be no higher. Therefore, management of the Portfolio will not be affected by this change.

Accordingly, on or about July 1, 2019, all references to Capital Guardian Trust Company in the Prospectus and SAI are hereby deleted and replaced with applicable references to Capital International. Capital International’s address is 11100 Santa Monica Boulevard, Los Angeles, California 90025. Capital International was incorporated in California in 1987 and is registered as an investment advisor with the Securities and Exchange Commission. Capital International is a wholly-owned subsidiary of Capital Group International, Inc. that is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital Group Companies, Inc. As of April 30, 2019, Capital International had approximately $9.0 billion in assets under management.

Please retain this Supplement for future reference.